                                                                  EXHIBIT 10.22


                          SOFTWARE SERVICES AGREEMENT


This Software Services Agreement (called the "Agreement") covers the terms and conditions under which Fidelity National Financial, Inc. will pay Micro General Corp certain monthly payments in consideration for Micro General Corps agreement to provide Fidelity National Financial, Inc. certain services and for other good and valuable consideration, the receipt and sufficiency of which Fidelity National Financial, Inc. hereby acknowledges.

The specific monthly payment amount ("Payment") and the period over which the Payments are to be made (called the "Transaction") is specified in the table below. Fidelity National Financial, Inc. agrees to the terms of this Agreement by signing below.

                                                            Payment
                                    Monthly               Commencement
            Term                 Payment Amount               Date
            ----                 --------------           ------------
         36 months               $   49,575.32            June 30, 2000

This Agreement is the complete agreement regarding the Transaction and replaces any prior oral or written communications between both parties.

By signing below, both parties agree to the terms of this Agreement. There shall be only one original of this Agreement.



Agreed to:                                     Agreed to:
          ---------------------                          ----------------------
Fidelity National Financial, Inc.              Micro General Corp


By: /S/ PATRICK F. STONE                       By: /S/ DALE CHRISTENSEN
    ----------------------------                   ----------------------------
    Authorized signature                           Authorized signature


Name: Patrick F. Stone                         Name: Dale Christensen
      --------------------------                     --------------------------
      (type or print)                                (type or print)
      President & COO

Date: June 14, 2000                            Date: 6/14/00
      --------------------------                     --------------------------

                          SOFTWARE SERVICES AGREEMENT


This Software Services Agreement (called the "Agreement") covers the terms and conditions under which Fidelity National Financial, Inc. will pay Micro General Corp certain monthly payments in consideration for Micro General Corp's agreement to provide Fidelity National Financial, Inc. certain services and for other good and valuable consideration, the receipt and sufficiency of which Fidelity National Financial, Inc. hereby acknowledges.

The specific monthly payment amount ("Payment") and the period over which the Payments are to be made (called the "Transaction") is specified in the table below. Fidelity National Financial, Inc. agrees to the terms of this Agreement by signing below.


                                                            Payment
                                   Monthly                Commencement
           Term                 Payment Amount                Date
           ----                 --------------            ------------
         36 months               $   49,575.32            June 30, 2000

This Agreement is the complete agreement regarding the Transaction and replaces any prior oral or written communications between both parties.

By signing below, both parties agree to the terms of this Agreement. There shall be only one original of this Agreement.



Agreed to:                                     Agreed to:
          ---------------------                          ----------------------
Fidelity National Financial, Inc.              Micro General Corp


By:                                            By: /S/ DALE CHRISTENSEN
    ----------------------------                   ----------------------------
    Authorized signature                           Authorized signature


Name:                                          Name: Dale Christensen
      --------------------------                     --------------------------
      (type or print)                                (type or print)


Date:                                          Date: 6/14/00
      --------------------------                     --------------------------

                          SOFTWARE SERVICES AGREEMENT


Part 1 - Definitions 1.0 Definitions

Term is 36 months and it is the number of payment periods of the Transaction. The Term of the Transaction begins on the date of this Agreement. It ends on the last day of the last payment period.

Part 2 - Payment

2.1     Fidelity National Financial, Inc.'s obligation to Pay

Payments specified in the table set forth above shall be made monthly on the 30th calendar day of each month. Fidelity National Financial, Inc. acknowledges and understands that the terms and conditions of this Agreement enables Micro General Corp to sell and assign its interest in, or grant a security interest in, this Agreement and the Payments payable hereunder, in whole or in part, to IBM Credit Corporation ("IBM Credit") to secure Micro General Corp's obligations to IBM Credit and that IBM Credit has extended certain financing to Micro General Corp in reliance on Fidelity National Financial, Inc.'s unconditional obligation to make the Payments and Micro General Corp's assignment of Micro General Corp's interest in such Payments to IBM Credit. Fidelity National Financial Inc.'s obligation to make the Payments shall be absolute and unconditional and shall not be affected by any right of set-off, defense or counterclaim of any kind whatsoever against Micro General Corp or IBM Credit or by the termination of any service, or any dispute Fidelity National Financial, Inc. may have with respect to any service, Micro General Corp may provide to Fidelity National Financial, Inc.

2.2     Payment Commencement

Payment starts on the Payment Commencement Date specified above.

2.3     Delinquent Payments

If Fidelity National Financial, Inc. does not make a payment by its due date, Fidelity National Financial, Inc. agrees to pay Micro General Corp, on demand, an additional 2% per month late charge or the maximum allowed by law, whichever is less. The late charge will accrue on a cumulative basis until the outstanding payments and late charges are paid.

Part 3 - General

3.1     Events of Default

Fidelity National Financial, Inc. will be in default if:

1. Fidelity National Financial, Inc. does not pay any amount within seven days after its due date;

2. Fidelity National Financial, Inc. makes an assignment for the benefit of creditors, or Fidelity National Financial, Inc. consents to the appointment of a trustee or receiver, or either is appointed for Fidelity National Financial, Inc. or for a substantial part of Fidelity National Financial, Inc.'s property without Fidelity National Financial, Inc.'s consent;

3. any petition or proceeding is filed by or against Fidelity National Financial, Inc. under any bankruptcy, insolvency, or similar law;

                          SOFTWARE SERVICES AGREEMENT


4. Fidelity National Financial, Inc. breaches any other provision of this Agreement and that breach continues for fifteen days after Fidelity National Financial, Inc. receives written notice from Micro General Corp; or

5. Fidelity National Financial, Inc. makes a bulk transfer subject to the provisions of the Uniform Commercial Code or otherwise disposes substantial assets without receiving equivalent value.

3.2     Remedies

If Fidelity National Financial, Inc. is in default, Micro General Corp may do one or more of the following:

1. declare the Transaction and all associated Transactions to be in default;

2. recover from Fidelity National Financial, Inc. all amounts that are or will be due;

3. recover from Fidelity National Financial, Inc. reasonable attorney's fees and legal expenses incurred in exercising any of Micro General Corp's rights under this Agreement.

Micro General Corp may pursue any other remedy available at law or in equity.

3.3     Assignment

1. Fidelity National Financial, Inc. may not assign this Agreement or Fidelity National Financial, Inc's rights under it, or delegate Fidelity National Financial, Inc.'s obligations. Any attempt to do so is void;

2. Micro General Corp shall sell and assign all of Micro General Corp's interests or grant a security interest in all of Micro General Corp's right, title and interest under this Agreement to IBM Credit to secure Micro General Corp's obligations to IBM Credit.

3. Fidelity National Financial, Inc. and Micro General Corp agree that neither of us may do any of the following without the prior written consent of IBM Credit, and that any attempt to do so shall be void and of no force or affect against IBM Credit:

        (a) make, or accept, any payment or pre-payment of the Payments other than as specified in this Agreement;

        (b) amend, supplement or otherwise modify the terms of this Agreement or grant or accept any waiver of compliance with, or release of any of, Fidelity National Financial, Inc.'s obligations under this Agreement;

4. Fidelity National Financial, Inc. agrees that upon notice from IBM Credit that Micro General Corp is in default of it's obligations to IBM Credit, Fidelity National Financial, Inc. shall make all Payments hereunder directly to IBM Credit as specified by IBM Credit in such notice.

3.4     General

If any provision of this Agreement becomes invalid or unenforceable, all other provisions remain in effect. Micro General Corp's failure to require full performance or Micro General Corp's waiver of any provision in this Agreement does not prevent Micro General Corp from requiring full performance of all provisions in the future.

                           SOFTWARE SERVICES AGREEMENT


3.5     Notices

All notices under this Agreement will be delivered in person or mailed, to Fidelity National Financial, Inc. at Fidelity National Financial, Inc. 's address or to Micro General Corp at Micro General Corp's address or to such other address as Micro General Corp, or Micro General Corp's assignee may specify to Fidelity National Financial, Inc.

Governing Law

The laws of the State of California govern this Agreement.